UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 9, 2009 (Date of earliest event reported)
PG&E CORPORATION
(Exact Name of Registrant as specified in Charter)
California	1-12609	94-3234914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Market, Spear Tower, Suite 2400, San Francisco, CA 94105
(Address of principal executive offices, Including zip code)

415-267-7000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Exhibit 100 to this Current Report on Form 8-K contains materials from PG&E Corporation’s Annual Report on Form 10-K for the year ended December 31, 2008, filed with the Securities and Exchange Commission (SEC) on February 24, 2009, formatted in eXtensible Business Reporting Language (XBRL).  The information includes PG&E Corporation’s (i) Consolidated Statements of Income for the years ended December 31, 2008, 2007, and 2006, (ii) Consolidated Balance Sheets as of December 31, 2008, and December 31, 2007, (iii) Consolidated Statements of Cash Flows for the years ended December 31, 2008, 2007, and 2006, and (iv) Consolidated Statements of Shareholders’ Equity for the years ended December 31, 2008, 2007, and 2006.

Users of this data are advised pursuant to Rule 401 of Regulation S-T that the financial and other information contained in the XBRL documents is unaudited and that these are not the official publicly filed financial statements of PG&E Corporation.  The purpose of submitting these XBRL-formatted documents is to test the related format and technology and, as a result, investors and others should not rely on the information in this Current Report on Form 8-K, including Exhibit 100, in making investment decisions.

In accordance with Rule 402 of Regulation S-T, the information in this Current Report on Form 8-K, including Exhibit 100, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is being furnished, and is not deemed to be filed:

Exhibit 100
The following materials from PG&E Corporation’s Annual Report on Form 10-K for the year ended December 31, 2008, filed with the Securities and Exchange Commission on February 24, 2009, formatted in XBRL: PG&E Corporation’s (i) Consolidated Statements of Income for the years ended December 31, 2008, 2007, and 2006, (ii) Consolidated Balance Sheets as of December 31, 2008, and December 31, 2007, (iii) Consolidated Statements of Cash Flows for the years ended December 31, 2008, 2007, and 2006, and (iv) Consolidated Statements of Shareholders’ Equity for the years ended December 31, 2008, 2007, and 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PG&E CORPORATION

Dated: April 9, 2009	By:	Linda Y.H. Cheng
LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary

EXHIBIT INDEX

No.	Description of Exhibit

Exhibit 100
The following materials from PG&E Corporation’s Annual Report on Form 10-K for the year ended December 31, 2008, filed with the Securities and Exchange Commission on February 24, 2009, formatted in XBRL: PG&E Corporation’s (i) Consolidated Statements of Income for the years ended December 31, 2008, 2007, and 2006, (ii) Consolidated Balance Sheets as of December 31, 2008, and December 31, 2007, (iii) Consolidated Statements of Cash Flows for the years ended December 31, 2008, 2007, and 2006, and (iv) Consolidated Statements of Shareholders’ Equity for the years ended December 31, 2008, 2007, and 2006.